                                                                    EXHIBIT 10.9


                             AGREEMENT FOR SERVICES

This agreement (the "Agreement") is made as of this 13th day of June, 2002 (the "Effective Date") by and between Frankel & Company, an Illinois corporation ("Frankel"), and ARTISTdirect, Inc., a Delaware corporation (the "Provider" or "AD").

1. Purpose of Agreement: The purpose of this Agreement is to set forth the rights, responsibilities, duties, obligations, promises, covenants and agreements between Frankel and Provider, in connection with the AT&T Wireless Services, Inc. ("AWS") promotion identified as the "Ultimate Experiences" promotion (the "Project").

2. Nature of Services: Frankel, as a limited agent for AWS, is responsible for managing and administering the Project, including the arrangement of those prizes and awards which will be given to winning participants in the Project. Provider, as the provider of those certain services ("Services") identified on Exhibit A, attached hereto, upon execution of this Agreement, will become responsible for procuring, arranging, overseeing, managing, and operating certain of the "Ultimate Experience" prizes and/or awards, as more particularly set forth on Exhibit A, and for providing certain content for publication on a Frankel directed internet website (the "Microsite").

3. Compensation: Subject to Provider's compliance with all of the material terms and conditions of this Agreement, and for and in consideration of the Services to be provided to Frankel and in connection with the Project, Provider shall be compensated as set forth on Exhibit B, attached hereto. Payment of compensation to the Provider, by Frankel, is contingent upon rendering to Frankel an invoice containing sufficient detail of the fees, costs and expenses, if any, incurred and reimbursable pursuant to the terms and provisions of this Agreement.

4.      Provider's Additional Obligations:

        (a) Insurance: Provider shall be required to maintain appropriate insurance coverage as set forth on Exhibit C, attached hereto, as Frankel shall reasonably require, in connection with the provision of the Services, and shall be required to (I) name Frankel and AWS as additional insureds with respect to the coverage required on Exhibit C, attached hereto and (II) provide to Frankel an insurance certificate specifying the levels of coverage and such other information as Frankel shall reasonably require.

        (b) Confidentiality: Provider and Frankel acknowledge and agree that during the term of this Agreement Frankel and Provider may have access to certain of each other's proprietary or confidential business information. Frankel and Provider specifically agree to maintain a strict policy of confidentiality and nondisclosure for all business and trade secrets or other confidential or proprietary information of the other party. The parties agree, therefore, to the extent possible, to so designate information it considers proprietary or confidential at the time such information is provided to the other party. Neither party will misuse or appropriate such proprietary or confidential business information. Further, the


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               parties specifically acknowledge that the terms of this Agreement are confidential and neither shall disclose any details of this Agreement, unless both parties agree; except that either party may disclose that Provider is providing certain services to Frankel, and either party may disclose the public details of any project or promotion upon its execution. This provision shall survive the expiration or termination of this Agreement. Provider acknowledges and agrees that (I) it executed that certain Nondisclosure Agreement between Provider and AWS dated April 17, 2001 (the "NDA") as set forth on Exhibit D, attached hereto, and
               (II) its treatment of any AWS Confidential Information (as such term is defined in the NDA), whether obtained from AWS, Frankel, or otherwise, will be governed by the NDA.

        (c) Indemnity: Provider shall indemnify, defend and hold harmless Frankel and AWS, their respective employees, officers, directors, agents, affiliates, subsidiaries and representatives (collectively, the "Indemnified Parties" and individually, an "Indemnified Party"), against any and all claims, losses, demands, damages, judgments, liabilities, costs and expenses, including reasonable attorneys' fees, which the Indemnified Party may incur as a result of claims in any form by third parties arising out of or resulting from: (I) the Services performed and/or deliverables provided pursuant to this Agreement,
               (II) Provider's breach of AWS's privacy policy; (III) the Provider's breach or failure to fulfill any of the terms and conditions of this Agreement, whether due to the Provider's acts or failure to act; (IV) the Provider's failure to pay all wages, salaries, fringe benefits and other compensation of or claimed by Provider employees including, without limitation, contributions to any employee benefit, medical or savings plan and all payroll taxes with respect to such employees including without limitation, the withholding of all federal, state, and local income taxes, FICA, unemployment taxes and all other payroll taxes; (V) from the allegation of a violation of any state, local or federal law regarding performance of games, contests and sweepstakes for the failure of a prize to be awarded; and
               (VI) Provider's public statements. The foregoing obligations are conditioned on the Indemnified Party: (i) giving Provider written notice of the relevant claim, (ii) cooperating with Provider, at the Provider's expense, in the defense of such claim, and (iii) giving Provider the right to control the defense and settlement of any such claim, except that Provider shall not enter into any settlement that affects the Indemnified Party's rights or interest without the Indemnified Party's prior written approval. The Indemnified Party shall have the right to participate in the defense at its expense.

        (d) Publicity: Except as necessary to fulfill its obligations hereunder, Provider shall issue no public statements, make any public comments, or respond to any inquiries from any third party regarding the Project except with the written authorization of Frankel. Provider's breach of this provision shall be deemed cause for immediate termination of the Agreement.


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

        (e)    Copyright:

               (i) Ownership. Except with respect to third party rights of which Provider has informed Frankel in writing in compliance with Section 13, all tangible or intangible property developed or prepared for Frankel and/or AWS or delivered to Frankel and/or AWS by Provider for its use, during this Agreement, and solely for the obligations set forth in this Agreement, including, but not limited to, plans, sketches, layouts, copy, promotions, commercials, films, photographs, illustrations, transcriptions, software, film, video, digital images, and all other literary and artistic materials, finished or unfinished, whether created by Provider, Frankel and/or AWS or a third party supplier hired specifically to fulfill the obligations set forth herein, or any combination thereof, and all drafts and versions thereof, whether used or unused ("Advertising Properties"), shall be and remain the exclusive property of AWS. Neither Provider nor any of its third party suppliers shall permit any party (other than Frankel (with AWS's permission) and/or AWS) to use any Advertising Properties. Provider shall place AWS' copyright notice on each Advertising Property in such locations and styles as AWS may direct. Upon Frankel and/or AWS' request, with respect to materials developed as work for hire hereunder, Provider will prepare and file applications for copyright registration at Frankel and/or AWS' expense and in AWS' name.

               (ii) Work Made-For-Hire. Provider acknowledges and agrees that all copyrightable aspects of Advertising Properties to be owned by AWS above are deemed "works made-for-hire" as that term is defined in Section 101 of the United States Copyright Act, 17 U.S.C. Section 101 (or any successor thereto), that AWS is deemed the author or creator of the Advertising Properties, and that AWS is the exclusive owner of all right, title and interest, including the copyrights and any and all other intellectual property rights, in and to the Advertising Properties. If, for any reason any of the Advertising Properties are not found to have been created as works made-for-hire, Provider hereby assigns all its right, title and interest in and to the Advertising Properties to AWS. Provider shall execute any instruments that, in the sole judgment and discretion of AWS, may be deemed necessary to further carry out such assignment or to protect AWS' rights in the Advertising Properties ("Assignment Documents").

               (iii) Original Work; Third Party Rights. Except with respect to third party content of which Provider has informed Frankel in writing in compliance with Section 13, under no circumstance shall Provider present to Frankel and/or AWS any element of any Advertising Properties for potential development and/or execution as Frankel and/or AWS marketing, advertising or promotion unless (i) the work is original and Provider knows or should know that no third party would be able to claim, and no third party claims or threatens to claim, any ownership right with respect to the work, or (ii) Provider has fully disclosed in writing to Frankel


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

                      and/or AWS the rights that must be secured and the estimated cost, if any, for Frankel and/or AWS' use of the work, if a third party claims ownership rights with respect to the work.

               (iv) Use of Marks: PRIOR to the first use of any of the other party's or AWS' trademarks, service marks, symbols, logos or other identifying marks or signs (hereinafter, "Marks") in the manner permitted herein, the party using such Marks shall submit a sample of such proposed use to the other party, or to AWS for AWS Marks, for its prior written approval, which shall not be unreasonably withheld or delayed. AWS will use commercially reasonable efforts to approve or disapprove any use of its Marks in three business days. Once a party, or AWS as applicable, approves a particular use of a Mark, the approval will remain in effect for such use until withdrawn with reasonable prior written notice. Notwithstanding the foregoing, and regardless of any delayed approval, each party shall strictly comply with all standards with respect to the other party's and AWS' Marks which may be furnished by such party from time to time, and all uses of the other party's or AWS' Marks in proximity to the trade name, trademark, service name or service mark of any other person or entity shall be consistent with the standards furnished by the other party, or AWS as applicable, from time to time. Further, no party shall create a combination mark or domain name incorporating or consisting of one or more Marks of the other party or AWS, or anything likely to cause confusion with or dilution of such party's or AWS' Marks. All uses of the other party's or AWS' Marks shall inure to the benefit of the party owning such Mark.

        (f) Web-linking activities: Provider will only link to the AWS website in conjunction with the Provider's performance of the Services and in a manner approved by AWS. Provider will not link to any ATTWS website in any other manner. If AWS shall decide to terminate any link between Provider and AWS, AWS or Frankel will notify the Provider and, immediately upon such notice, the Provider shall terminate such link.

        (g) Service Prohibitions: Provider is responsible for ensuring that materials it provides to Frankel to be posted on the Microsite
               (i) do not violate or infringe upon the rights of any third party (including, for example, copyrights, trademarks, privacy, or other personal or proprietary rights), (ii) are not unlawful, harmful, threatening, defamatory, obscene, harassing or racially objectionable, (iii) do not depict sexually explicit images, and
               (iv) do not promote violence, discrimination, or illegal
               activities.   Immediately upon notice to the Provider by Frankel
               if Frankel determines the materials provided by Provider posted or published thereon, violates this Section 4.(g). Provider shall shut down any link to the content until such time as Frankel shall have determined that the violation has been remedied and shall have notified Provider that the violation has been remedied, as which time, Provider will promptly restore such link to the content.


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

        (h) Microsite Data collection: Frankel will provide Provider with information collected from third parties who enter the "Ultimate Experience" contests managed by Provider.

        (i) Microsite Security: To the extent that Provider shall in any fashion operate any Microsite in connection with the Project, Provider will use its best efforts to maintain the security of all Microsite users, including, but not limited to, implementing procedures to prevent Provider or third parties who use the Microsite from sending or transmitting unsolicited data or messages or viruses to users. Each party will immediately notify the other party if it knows or has reason to know that any such unsolicited data, messages or viruses are being sent to users and Provider agrees to use its best efforts to prevent and/or block any such unsolicited data, messages or viruses from being sent to users.

        (j) Content Clearance: Provider understands and agrees that in no event will Provider implement, on the Microsite, any bulletin boards, message boards, chat rooms, or other separate communications facilities related to the Microsite, without the written approval of AWS received in advance.

        (k) Privacy Policy: During the Term, Provider shall specifically adhere to, comply with, and be responsible for carrying out the Services set forth in this Agreement in accordance with the AWS Privacy Policy, as it may from time to time exist, and as published from time to time on the AWS website (URL: http://www.attws.com/privacy).

5.      Representations and Warranties

        (a) Each party to this Agreement represents and warrants to the other party that (i) it has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) its execution of this Agreement by such party and performance of its obligations hereunder, do not and will not violate any agreement to which it is a party or by which it is bound; (iii) when executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms; and (iv) to the best of its knowledge and belief, all content or other materials served or submitted by it to or through an AWS sponsored internet website (the "Microsite"), operated specifically in conjunction with the Project, and as specified by Provider, will not contain any material that is obscene, libelous or defamatory, or infringing of any Intellectual Property Rights or other rights of any third party.

Provider and Frankel, as applicable, represent and warrant that:

        (b) Compliance with Laws. Provider will: (i) comply with all federal, state, and local laws, ordinances, regulations and orders, including specifically all laws prohibiting harassment or discrimination of any kind in the workplace and laws relating to games, sweepstakes, contests and prizes with respect to its


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

               performance under this Agreement, (ii) file all required reports relating to such performance (including, without limitation, tax returns), except for any required reports (including without limitation, tax returns) relating to games, sweepstakes, contests, and prizes, (iii) pay all filing fees and federal, state and local taxes and government assessments applicable to Provider's business as the same become due, (iv) pay all amounts required under local, state and federal workers' compensation acts, disability benefit acts, unemployment insurance acts and other employee benefit acts when due, (v) maintain in effect during the term of this Agreement any and all Federal, State and local licenses and permits which may be required of Provider to conduct its business, and obtain all permits, including Fire, Environmental, etc., necessary under this Agreement. Provider will provide Frankel with such documents and other supporting materials as Frankel may reasonably request to evidence Provider's continuing compliance with this Section. Frankel will not be responsible for any of the payments, obligations, taxes or benefits set forth in this Section.

        (c) Deliverables. The Deliverables, including any Provider Proprietary Materials included therein, and the exercise by AWS of its rights hereunder with respect to such items, will not infringe upon, violate or misappropriate any Intellectual Property right, contract or other proprietary right or interest of any third party. "Deliverables" means all materials, including software programs, designs, files, specifications, texts, drawings, processes, data, information and documentation and all rights incident thereto in the products and services produced pursuant to this Agreement, including all intellectual property rights and proprietary materials therein, that are disclosed or delivered by Provider to AWS and/or Frankel under this Agreement. In addition, all materials provided to Provider by Frankel will not infringe upon, violate or misappropriate any Intellectual Property right, contract or other proprietary right or interest of any third party.

        (d) Other Agreements. Neither party's execution, delivery and performance of this Agreement will violate any employment, nondisclosure, confidentiality, consulting or other agreement to which Provider or Frankel, as applicable, is a party or by which it may be bound.

        (e) Performance Standards. Provider shall adhere to the highest ethical and business standards and shall perform the Services in a professional and workmanlike manner in accordance with applicable professional standards, if any.

        (f) Performance Warranty. Provider will re-perform, repair, or replace any Services not in compliance with the warranties in this Agreement and the Services and deliverables set forth herein within a reasonable time after the work is performed, at no additional cost to Frankel, and at no cost to AWS, if such non-compliance is as a result of Provider's act or failure to act.

        (g) THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY: (A) IMPLIED WARRANTY OF


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               MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) IMPLIED
               WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; OR (C) ANY OBLIGATION, LIABILITY, RIGHT, REMEDY OR CLAIM IN TORT, NOTWITHSTANDING ANY FAULT, NEGLIGENCE, STRICT LIABILITY OR PRODUCT LIABILITY OF CONTENT PROVIDER (WHETHER ACTIVE, PASSIVE OR IMPUTED) WITH RESPECT TO ANY BUG, DEFECT, DEFICIENCY OR ERROR IN ANY OF THE FOREGOING.

6.      Frankel's Obligations:

        (a) Frankel shall reasonably cooperate with Provider to assist in resolving issues, and providing liaison services between Provider and AWS, as Frankel shall deem necessary in the circumstances. Frankel shall also review and monitor all content provided by Provider for publication on the Microsite and shall review and make its best efforts to obtain timely AWS approval for all materials to be published on the Microsite which may be supplied by Provider hereunder.

        (b) Insurance. Frankel shall maintain appropriate insurance coverage in connection with this Agreement, but in no event less than the levels set forth on Exhibit C, attached hereto, and Frankel will ensure that each of Frankel and AWS will name Provider as an additional insured, and will provide Provider with an insurance certificate specifying such levels of coverage.

        (c) Indemnity. Frankel (the "Indemnifying Party") shall indemnify, defend and hold harmless Provider, its employees, officers, directors, agents, affiliates, subsidiaries and representatives (collectively, the "Indemnified Parties" and individually, an "Indemnified Party"), against any and all claims, losses, demands, damages, judgments, liabilities, costs and expenses, including reasonable attorneys' fees, which the Indemnified Party may incur as a result of claims in any form by third parties arising out of or resulting from: (I) the Indemnifying Party's breach or failure to fulfill any of the terms and conditions of this Agreement, whether due to the Indemnifying Party's or AWS's acts or failure to act; (II) the Indemnifying Party's failure to pay all wages, salaries, fringe benefits and other compensation of or claimed by Indemnifying Party employees including, without limitation, contributions to any employee benefit, medical or savings plan and all payroll taxes with respect to such employees including without limitation, the withholding of all federal, state, and local income taxes, FICA, unemployment taxes and all other payroll taxes; (III) from the allegation of a violation of any state, local or federal law regarding performance of games, contests and sweepstakes for the failure of a prize to be awarded; and (IV) the Indemnifying Party's or AWS's public statements. The foregoing obligations are conditioned on the Indemnified Party: (i) giving the Indemnifying Party written notice of the relevant claim, (ii) cooperating with the Indemnifying Party, at the Indemnifying Party's expense, in the defense of such claim, and (iii) giving the Indemnifying Party the right to control the defense and settlement of any such claim, except that the Indemnifying Party shall not enter into any settlement that


                                       7
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               affects the Indemnified Party's rights or interest without the
               Indemnified Party's prior written approval. The Indemnified Party shall have the right to participate in the defense at its expense.

7. Relationship of the Parties: (a) Independent Contractors. Frankel and Provider are and shall remain independent contractors, and nothing contained herein or done pursuant hereto shall be construed to create any relationship of principal and agent or employer and employee between any parties or to make them joint venturers. The parties shall each be solely responsible for the conduct of their respective employees and agents in connection with the performance of their obligations hereunder. (b) Third Party Beneficiary. Provider understands and agrees that AWS shall be considered an intended third party beneficiary of this Agreement and may enforce the provisions of this Agreement against Provider as if AWS were a party to this Agreement.

8.      Term and Termination:

        (a) The Term of this Agreement shall be from the Effective Date of this Agreement until the later of (I) completion of the winning participant's or winning participants' participation as set forth in Exhibit A, attached hereto, or (II) twelve (12) months after the last winner has been selected, unless earlier terminated as provided herein.

        (b) Termination for Cause. Frankel or Provider may terminate this Agreement upon a party's material breach of this Agreement, provided that (a) a non-breaching party shall first have sent written notice to the breaching party describing the breach in reasonable detail and demanding that it be cured, (b) the breaching party does not cure the breach within thirty (30) days following its receipt of such notice, and (c) following the expiration of the thirty (30) day cure period, the non-breaching party sends a second written notice to the breaching party indicating that the non-breaching party has terminated this Agreement.

               (i)    Material Breach.

                      The following will be considered a material breach of this
                      Agreement:

                      (1) the failure of any party to perform or observe any material term, condition, or covenant to be performed by it under this Agreement;

                      (2) the execution of any assignment for the benefit of creditors or the filing for relief by any party under any applicable bankruptcy, reorganization, moratorium, or similar debtor relief laws;

                      (3) the appointment of a receiver for Frankel or Provider, or for substantially all of their respective assets or properties; and

                      (4)    An unauthorized assignment of this Agreement.


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               (ii)   Bankruptcy.  If a proceeding is commenced under any
                      provision of the United States Bankruptcy code, voluntary or involuntary, by or against either party, and this Agreement has not been terminated, the non-debtor party may file a request with the bankruptcy court to have the court set a date within sixty (60) days after the commencement of the case, by which date the debtor party will assume or reject this Agreement and the debtor party will cooperate and take whatever steps necessary to assume or reject the Agreement by such date.

        (c) Immediate Termination. Frankel may terminate this Agreement without penalty upon ten (10) business days' written notice to Provider, and if Provider has not cured the following breaches or failures within such ten (10)-day period, in the following instances: (I) immediately upon Provider's breach of Section 5(b); (II) immediately if in Frankel's reasonable opinion, Provider has engaged in Unethical Conduct; and (III) on June 15, 2002, in the event Provider fails to provide acceptable music content for publication on the Project website, as directed by Frankel; provided, however, that Frankel acknowledges that Provider has complied with this Section 8(c)(III). For the purpose of this Section, "Unethical Conduct" means Provider conduct or materials that are harmful, threatening, defamatory, obscene, harassing, racially, objectionable, or promote violence, discrimination, or illegal activities.

        (d) Post Termination Cooperation. In the event this Agreement is terminated prior to completion of the Services, Provider will cooperate in the orderly transition to Frankel or another contractor designated by Frankel to complete the Services.

9. Assignment. Neither party shall assign any part or all of this Agreement, or subcontract or delegate any of it's rights or obligations under this Agreement, without the other party's prior written consent. Any attempt to assign, subcontract or delegate in violation of this paragraph is void in each instance. All the terms and provisions of this Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

10. Governing Law. This Agreement is governed by Washington law, excluding its conflicts of law rules.

11. Jurisdiction and Venue. In the event of any dispute arising out of this Agreement solely between Frankel and Provider, if Provider is the party bringing a claim, Provider will file in the federal or state courts of Cook County, Illinois, and if Frankel is the party bringing a claim, Frankel will file in the federal or state courts of Los Angeles, California, and each party waives all objections to jurisdiction and venue of such courts. Provider irrevocably submits to venue and exclusive personal jurisdiction in the federal and state courts in King County, Washington for any dispute arising out of this Agreement between AWS and Provider, and waives all objections to jurisdiction and venue of such courts. Provider and Frankel irrevocably submit to venue and exclusive personal jurisdiction in the federal and state courts in King County, Washington for any dispute


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        arising out of this Agreement between AWS, Frankel and Provider, and each Frankel and Provider waives all objections to jurisdiction and venue of such courts.

12. Local Work Rules. Provider shall make its best efforts to cause all of its personnel to comply with all appropriate local work rules and policies and appropriate laws while carrying out the Services.

13. Notices. Notices under this Agreement are sufficient if given by nationally recognized overnight courier service, certified mail (return receipt requested), facsimile with electronic confirmation, or personal delivery to the other party at the address below: Notice is effective:
        (i) when delivered personally, (ii) three business days after sent by certified mail, (iii) on the business day after sent by a nationally recognized courier service for next day delivery or (iv) on the business day after sent by facsimile with electronic confirmation to the sender.

        If to Frankel:   Frankel & Company
                         111 E. Wacker Drive
                         Chicago, IL 60601
                         Fax: 312-552-5400

        With a copy to:  Barry L. Powell, General Counsel
                         Frankel & Company
                         111 E. Wacker Drive, Room 1902
                         Chicago, IL 60601
                         Fax: ____________

        If to Provider:  ARTISTdirect, Inc.
                         5670 Wilshire Boulevard
                         Suite 200
                         Los Angeles, California 90036
                         Fax: (323) 634-4299

        A party may change its notice address by giving notice in accordance with this paragraph. If this paragraph states no notice address for Provider, notice will be effective if given to Provider at the address specified in this Agreement's introductory paragraph or the last known address.

14. Severability: If any provision of this Agreement is determined to be unenforceable, the parties intend that this Agreement be enforced as if the unenforceable provisions were not present and that any partially valid and enforceable provisions be enforced to the extent that they are enforceable.

15. No Waiver. A party does not waive any right under this Agreement by failing to insist on compliance with any of the terms of this Agreement or by failing to exercise any right hereunder. Any waivers granted hereunder are effective only if recorded in a writing signed by the party granting such waiver. The express waiver by a party hereto of any


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        right or remedy in a particular instance will not constitute a waiver thereof in any other instance.

16. Cumulative Rights. The rights and remedies of the parties under this Agreement are cumulative, and either party may enforce any of its rights or remedies under this Agreement or other rights and remedies available to it at law or in equity.

17. Construction. The Section headings of this Agreement are for convenience only and have no interpretive value. This Agreement may be executed in counterparts, which together will constitute one and the same agreement. Frankel and Provider cooperated in the preparation of this Agreement and it will not be construed against or in favor of any party by virtue of the identity, interest, or affiliation of its preparer.

18. Injunctive Relief. Provider acknowledges that any material breach of this Agreement by Provider would cause Frankel irreparable harm for which Frankel has no adequate remedies at law. Accordingly, Frankel is entitled to specific performance of this Agreement or injunctive relief for any such breach.

19. Expertise. Frankel acknowledges that Provider has invested substantial time, money, and effort in training Provider's employees to provide services to Provider's clients. Frankel agrees not to hire any of Provider's employees either during the term of this Agreement or within one year subsequent to its termination, without Provider's prior written approval.

20. Survival: All provisions of this Agreement that may reasonably be interpreted or construed as surviving termination of the Agreement will survive the termination of the Agreement.

21. Entire Agreement: This Agreement together with all Exhibits attached hereto, which are incorporated by reference, constitute the complete and final agreement of the parties pertaining to the Provider Services and supersede the parties' prior agreements, understandings and discussions relating to the Provider Services. No modification of this Agreement is binding unless it is in writing and signed by Frankel and Provider. No modification of Sections 4, 4(f), 6(a), 8, 10, 11, 12, 18, 23 or 24 is binding unless Frankel obtains AWS's prior written consent and such modification is in writing and signed by Frankel and Provider.

22. FORCE MAJEURE: Neither party shall be liable for its failure to perform the covenants and obligations set forth herein by reason of fire, strike, war, insurrection, government restrictions, act of God, or other causes beyond its reasonable control. The affected party will promptly notify the other parties in writing of the force majeure condition of this magnitude, as soon as it is practicable to do so and shall use every reasonable effort to resume its performance as quickly as possible after the force majeure condition has passed or the facilities have been restored.

23. Attorneys Fees/Cost/Remedies: If any dispute arises under this Agreement, the substantially prevailing party will be entitled to recover all its reasonable costs including without limitation, expenses and attorney fees incurred through conclusion of the dispute.

        These provisions will not be construed to entitle any party other than Provider or Frankel to recover their costs.

24. The parties agree that damages may be inadequate to compensate for the unique losses to be suffered in the event of a breach hereof, and that the damaged party will be entitled, in addition to any other remedy it may have under this Agreement or at law, to seek and obtain injunctive and other equitable relief, including specific performance of the terms of this Agreement without the necessity of posting bond. All rights and remedies will be cumulative and not exclusive of any other rights or remedies.

25.     MISCELLANEOUS:

        (a) In the event that any term or provision of this Agreement shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and the parties agree thereafter to use their best efforts to substitute a provision of similar economic intent and effect.

        (b) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        (c) Each party shall comply with the applicable laws, rules, and regulations, including, but not limited to, the Children's Online Privacy Protection Act, governing the performance of, or obligations relating to, this Agreement.

The parties hereto have caused this Agreement to be executed as of the above written date:

FRANKEL & COMPANY                            ARTISTdirect, INC.


By: /s/ TINA HOFFMAN                         By: /s/ MARC P. GEIGER
    --------------------------------------       -------------------------------
    Name: Tina Hoffman                           Name: Marc P. Geiger
          --------------------------------             -------------------------
    Title: Vice President/Account Director       Title: Vice Chairman
           -------------------------------              ------------------------

                                    EXHIBIT A

                                    SERVICES

PART I. TOUR SPONSORSHIP

1.      TOUR SPONSORSHIP

        AWS will be the Title Sponsor of a Tour comprised of ***** (*****) concert events in AWS markets, to be mutually agreed upon by AWS, ARTISTdirect, Inc. ("AD") and Frankel (the "Tour"). In appropriate markets, the title of the Tour will be "AT&T Wireless presents ______," or another name as the parties may mutually agree upon. Frankel is responsible for developing title treatment and logo for the Tour, which is subject to AD's final approval. AT&T Wireless will be the ***** Title Sponsor of the Tour and if there are additional Tour markets beyond the ***** mentioned above, there will not be another Title Sponsor of those markets. Further, as a point of reference, there will not be a presenting sponsor of this Tour.

        The Tour logo must be included on, but not limited to, the following Tour-related items that use the Tour name or Mark: press releases, alternative weekly print advertising, radio advertising, marquee signage (where available), banner signage, broadcasts and webcasts produced for the Tour by Frankel/AWS, and Provider-controlled online media. In addition, the Tour logo will be included on the following Tour-related items that use the Tour name or Mark: calendar listings in print, tickets (subject to space availability), third party controlled online media or websites, collateral materials, promotional materials; provided, however, that failure to include the Tour logo in such items will not be a material breach of this Agreement.

2.      TOUR SPONSORSHIP RIGHTS

        AD to provide the following benefits:

        (a) Title sponsorship of a Tour based on AWS specified markets that will occur between *****, and which is scheduled to include a minimum of ***** geographic markets which parties will match to markets designated by Frankel and have high college populations. No less than ***** (*****) Tour artists will perform at each show, in venues with a ***** person capacities. Tour artists will be mutually agreed upon closer to the actual Tour dates and will be based upon such artist's demonstrated connection with a college demographic. Potential artists may include: *****.

        (b)    At **** of these geographic markets.

-----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

               (i) AWS/Frankel to provide either two (2) 4x12 or three (3) 4x8 foot AWS banners or signage to be displayed at mutually agreed-upon areas, subject to venue and artist restrictions. AD will store and transport such banners or signage during the Tour, but will not be responsible for any damage to such banner or signage during transportation or by attendees at the Tour concerts.

               (ii) AWS/Frankel to provide a minimum of ten (10) 3x6 foot smaller banners to be displayed inside and outside the venue, subject to venue and artist restrictions. AD will store and transport such banners or signage during the Tour, but will not be responsible for any damage to such banner or signage during transportation or by attendees at the Tour concerts.

               (iii) Where available, AD to provide AWS with Marquee signage display

               (iv) AD will provide audio announcements that will be made at each Tour performance recognizing AWS' sponsorship

               (v) If available, a video monitor may be utilized to display promotional spots before each performance

               (vi) In ***** markets as selected by Frankel and AWS, tickets for *****% of the each venue's seating capacity will be provided to Frankel/AWS and if available, Provider will provide Frankel/AWS with access to a VIP area for promotional and hospitality purposes. In the remaining ***** markets, Frankel/AWS will receive tickets for the equivalent of *****% of the venue's seating capacity and VIP area access, if available. Should additional tickets be required by Frankel/AWS, they will be available for purchase at face value and any surcharges applied by third parties by Frankel and/or AWS - see (d)

               (vii) At designated events to be mutually determined by Frankel and AD (at a minimum in markets were AWS customers have been rewarded with tickets (vi) and an opportunity to meet the artist), AD will coordinate an artist "Meet and Greet".

               (viii) Where available, AD will provide access to a VIP Area at each venue, subject to venue and/or space restrictions and AD will use its best efforts to provide AWS with signage in such VIP areas.

               (ix) AD will provide one representative in each market to fulfill the on-site requirements as provided by this Agreement, including but not limited to storing, transporting and otherwise maintaining AWS signage.

-----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

               (x) One (1) 10 x 10 foot display booth or kiosk to promote, display and solicit new customers for its products and services, subject to Venue and/or space restrictions. Booth to be provided by Frankel/AWS at their cost and expense. AD will store and transport such display during the Tour but will not be responsible for any damage to such display during transportation or by attendees at the Tour concerts.

               (xi) Unless as may otherwise be agreed upon by AD and Frankel, a maximum of ***** (*****) `working passes' to allow Frankel/AWS employees entry to the Venue. Such passes will allow AWS/Frankel employees access only to such non-public areas as are necessary to effectuate the provisions of this Agreement, but in no event shall such employees be permitted in those areas designated for musical artists unless the Meet and Greets are in such designated areas. In the event that AWS or Frankel employees violate this provision, AD will have the right to reclaim the "working passes" immediately for the duration of the Tour.

               (xii) AD will extend the opportunity to Frankel/AWS to develop additional promotional programs around Title Sponsorship of the Tour. These opportunities will be mutually agreed to by AD and Frankel/AWS.

               (xiii) AD will provide Frankel with full pass through rights for use with AWS equipment vendors and retail partners, which rights may include participation in the promotional opportunities provided to Frankel/AWS under this Agreement; provided, however, that any such direct participation must be approved by AD. Approval may not be unreasonably held, and Vendor to be included in all promotional exposure as requested by Frankel. Frankel/AWS will receive the right to use artists' marks and logos solely in promotional materials, campaigns, advertising, and specialized merchandise-designed for the purpose of promoting or performing the obligations contemplated by this Agreement, and subject in each instance to AD's prior written approval. Frankel/AWS will be entitled to promote the Tour through in-store banners, posters, counter-cards, and other methods, with Frankel//AWS bearing the full and complete costs associated with these activities and materials subject to AD approval, such approval not to be unreasonably withheld.

        (c) In any remaining markets in which there are Tour performances, AD will use reasonable efforts to insure that AWS banners or signage are displayed through the performances.

-----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

        (d) In each Tour market, AD will ensure that *****% of venue capacity, and no less than ***** tickets, (the "Initial Allotment") will be held in advance of the on-sale date. This "Ticket Hold Period" will begin at the Advance Ticket Pre-Sale period, as designated by AD and agreed by Frankel and AD and will continue until ***** (*****) business days before the actual show date. On the ***** (*****) business day prior to show date (the "Cut-off Date"), any remaining tickets from the original *****% will be returned for public sale. In the event that Frankel/AWS use the entirety of the Initial Allotment in a particular market, AWS will notify AD immediately, and additional tickets will be placed on hold at a rolling rate of *****% of available capacity at that time during the Ticket Pre-Sale Period. Frankel/AWS will make purchase from said allotment at ***** plus any applicable ***** applied by third parties, and must confirm said purchases before remaining tickets are returned for public sale in order to ensure ticket availability before the Cut-off Date. In the alternative, Frankel/AWS may provide AD with a credit card number for such purchases.

(3)     ADDITIONAL PROMOTIONAL RIGHTS

        To the extent that AD is granted appropriate licenses from the Tour's artists for name and likeness rights for the purpose of promoting Tours, such rights will be extended to Frankel only to promote each Tour event, and only with respect to AWS' Title Sponsorship of the Tour, and will be subject to AD's final approval. AD will make best efforts to obtain licenses from the Tour's artists for promotional elements including, but not limited to, ring tones, artwork for current CD releases, questions and answers to support content areas as identified below, artist's imagery and photography and illustrations. Based on the provisions set forth in this Exhibit A, Frankel will provide AD with a list of promotional items to be negotiated as part of the contract with a band.

(4)     RESULTS AND RECAP

        AD will provide post-Tour, Program and Content re-cap in writing of AWS' sponsorship to Frankel no later than 8 weeks after the conclusion of the tour (date to be determined) that will include, but is not limited to, event attendance figures for the Tour, event advertising impressions, click through rates for AWS online advertising on the AD network, click through information on select content links which may include videos, downloads, playlists, and advance tickets, photocopies of online advertisements placed by AD on its own network sites or other locations if any, and a summary of total Sponsor advertising if available to AD, including actual online impressions (research source must be noted), tear sheet examples from certain AD-placed and Tour-placed print advertising, and AD will use its best efforts to provide notarized affidavits of performance for certain radio advertising including two sample tapes of Tour advertising.

 -----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

PART II. MICROSITE CONTENT

        AD will provide access to and/or maintain content on Frankel/AWS' behalf for the twelve month term beginning June 13, 2002 and ending June 12, 2003 in accordance with the Terms of this agreement. Content provided by AD must be accompanied by a reference to the phrase "Powered by ARTISTdirect" as mutually determined by AD and Frankel. . Frankel will work with AD to fulfill AD's obligations to its content providers regarding co-branding. In addition, content provided by AD must be used only in association with the "Program" and must be served and hosted on the server provided to AWS/Frankel by AD. AWS/Frankel will be responsible for posting, maintaining, and managing the content provided by AD, and will not be posted live by AWS/Frankel or any third party until the parties have executed this Agreement.

        AD will provide access to and/or maintain the following content:

1.      ON-GOING CONTENT

        o Featured Artist Downloads -- Music downloads accessible to users. Each download may be posted live for a *****-day period only and must include a link to the featured artist's website, which link will be provided by AD.

        o Music Genre Playlist - preview of the latest new music from the top five genres. Each genre listing will be updated on a monthly basis and will include up to ***** different songs.

        o Music News - up-to-date music news and information featuring current artists, tours, and concert listings.

        o Music Videos - an online "Video Jukebox" featuring music videos. Each video may be posted live for a *****-day period only and include a link to the featured artist's website, which link will be provided by AD.

        o Advanced Ticket Window - access to an online advance ticket purchase window to enable users to purchase concert tour tickets in advance of the general public. Access to tickets for the Tour will be exclusively available in advance, on mutually agreed upon dates, through the Microsite. AD will use its best efforts to make a minimum of ***** concert opportunities available through the Advance Ticket Window over the Term.

2.  CONTENT ASSOCIATED WITH TOUR SPONSORSHIP

o Concert Tour Dates - a complete calendar of events with venue locations associated with the Tour.

-----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

        o Concert Tour Reviews - ARTISTdirect will facilitate and collect fan reviews of the Tour concert events.

        o Road Report - a journal from the road as the Tour makes its way across the country. Candid reports about the artist, fans, and crew will be included with digital photos as well.

        o Featured Artist Ring Tones - AD will make best efforts to obtain permission for Frankel/AWS to create ring tones from the Tour's artists that may be used by Frankel/AWS as part of the program.

        o Featured Artist Photo Gallery - a selection of exclusive photos from the Tour artists sharing life backstage, the fans, and the artists in action.

        o Artist "Top 5" List - a list of the latest music that the Tour artists are listening to, including links to purchase such music on www.artistdirect.com.

3.  CONTENT ASSOCIATED WITH ULTIMATE EXPERIENCE PROMOTION

        o Band Interviews - an exclusive opportunity for "Ultimate Experience" contest winners to ask questions directly to featured bands. Program users may submit questions potentially to have a winner ask such question of the artist in person; provided, however, that AWS must provide AD's Tour representative, or the contest winner with a list of questions from the Microsite. A complete transcript will be available for AWS's use on the Microsite.

PART III. MEDIA

        AD will provide Frankel/AWS with the following media benefits:

1.      TOUR SPONSORSHIP MEDIA

        AD will provide the following media in support of the Tour Sponsorship illustrated in Exhibit A.

o AWS will be represented in the following media (but not limited to): press releases, alternative weekly print advertising, radio advertising, marquee signage (where available), banner signage, broadcasts and webcasts produced for the Tour by Frankel/AWS, and Provider-controlled online media. In addition, the Tour logo will be included on the following Tour-related items that use the Tour name or
        Mark: calendar listings in print, tickets (subject to space availability), third party controlled online media or websites, collateral materials, promotional materials; provided, however, that failure to include the Tour logo in such items will not be a material
        breach of this Agreement.   AWS' logo will be included at a minimum of
        one third the size of Artist's logo and/or name.

o Further, AD will use its best efforts to include the AWS Points Program ticket offer in any isolated area of print advertising and the size and positioning of said offer will be mutually agreed by Frankel and AD. AD will make best efforts to include the URL, attwireless.com/ultimate, tagged at the end such radio spots.

o More specifically, the following specific media will be delivered to Frankel/AWS:

                                        APPROX.                    IMPRESSION
MEDIA VEHICLE/COMPONENT                  REACH      IMPRESSIONS        CPM          VALUE
-----------------------                 -------     -----------    ----------      -------
Local Promoter Print Advertising         *****         *****          $*****       $*****

Local Promoter Radio Advertising         *****         *****          $*****       $*****

Banner Signage                           *****         *****          $*****       $*****

Audio Announcement                       *****         *****          $*****       $*****
                                         -----         -----          ------       ------
                          Sub-Totals:    *****         *****          $*****       $*****
                                         =====         =====          ======       ======


2.      ADDITIONAL MEDIA SUPPORT

AD will provide media in support of Frankel/AWS' overall Ultimate Experience program. The media vehicles/components of said media plan will be adjusted and finalized over the Term of the Agreement by the parties, but AD will deliver a minimum value as identified below:

                                             APPROX.                    IMPRESSION
AD MEDIA VEHICLE/COMPONENT                    REACH      IMPRESSIONS        CPM          VALUE
--------------------------                   -------     -----------    ----------      -------
ARTISTdirect Network Newsletter               *****         *****        $*****         $*****

ARTISTdirect Third Party E-Mail               *****         *****        $*****         $*****

ARTISTdirect Homepage Flash                   *****         *****        $*****         $*****

Premium Placement Custom Ad Units             *****         *****        $*****         $*****

Ticket Page                                   *****         *****        $*****         $*****

..edu Targeting                                *****         *****        $*****         $*****

Run of Network                                *****         *****        $*****         $*****

Run of Network                                *****         *****        $*****         $*****
                                              -----         -----        ------         ------
                          Sub-Totals:         *****         *****        $*****         $*****
                                              =====         =====        ======         ======

                                                                     IMPRESSION
THIRD PARTY MEDIA                          REACH      IMPRESSIONS        CPM          VALUE
-----------------                         -------     -----------    ----------      -------
Ticketmaster                               *****         *****        $ *****        $ *****
                                           -----         -----        -------        -------
                          Sub-Totals:      *****         *****        $ *****        $ *****
                                           =====         =====        =======        =======

MEDIA TOTALS                               *****         *****        $ *****        $ *****
                                           =====         =====        =======        =======

-----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

PART IV. ULTIMATE EXPERIENCES

        AD will develop and deliver up to ***** (*****) "Ultimate Experience" prize packages in conjunction with the overall Ultimate Experience program, and Frankel will confirm such packages no later than July 31, 2002. ARTISTdirect will make arrangements, on behalf of AWS, for up to five Ultimate Experience prize packages in the areas of music, fashion, and/or entertainment (movies and/or television). Details of each Ultimate Experience package will be outlined in a formal addendum to this contract once the packages have been finalized.

        The Ultimate Experience prize packages will be fulfilled within ***** (*****) months of AWS's finalization of all documentation associated with confirming each contest prize winner. The exact dates of contests remain TBD. Each Ultimate Experience promotion will have a value of $*****, comprised of (i) ***** Grand Prize with a promotional value of $*****, and (ii) a minimum of ***** (*****) first prizes with promotional values of $***** each.

-----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B
                                  COMPENSATION
                              FEE PAYMENT SCHEDULE

1. Frankel will pay the following fees in conjunction with the program as outlined in Exhibits A,B and C:

           PROGRAM                             AWS COSTS
           -------                             ---------
       Tour Sponsorship                        $   *****
       Microsite content                       $   *****
       Media                                       *****
       3rd Party Media                             *****
                                               ---------
                                      TOTAL    $   *****
                                               =========

The $***** payment due will be made in the following four installments:

        (i)    $*****
        (ii)   $*****
        (iii)  $*****
        (iv)   $*****
        (v)    $*****

2. Separately, the following payment structure will be in place in conjunction with the provision of Ultimate Experiences as described in Exhibit E which will be provided at a future date as mutually agreed by AD and Frankel.

Each Ultimate Experience and applicable prizes will have a value of $*****, and Frankel agrees to pay ARTISTdirect for those prizes that are formalized by an addendum to this agreement. Payments will be as follows:

        (i)    $***** due upon signing of the addendum
        (ii)   $***** due upon launching of each Ultimate Experience Sweepstakes
        (iii) $***** due once contest winner has redeemed his/her Ultimate Experience Grand Prize

-----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C

                             INSURANCE REQUIREMENTS

        (a) COMMERCIAL GENERAL LIABILITY INSURANCE -- Including Independent Contractors, Contractual Liability, Personal and Advertising Injury, Broad Form Property Damage, Products/Completed Operations, and associated defense costs. The parties shall maintain limits of at least $***** per occurrence.

        (b) WORKER'S COMPENSATION INSURANCE as prescribed by the law of the state in which the work is performed and Disability Benefits Liability in applicable states (e.g., N.Y., N.J., R.I.)

        (c) EMPLOYER'S LIABILITY INSURANCE with annual limits of at least ***** dollars ($*****) for each accident, for each employee by disease, and Policy limit by disease.

        (d) All coverages must be primary and non-contributory, must be written on an occurrence basis (unless otherwise stated) and must be maintained without interruption from the date of this Agreement until the date of termination of this Agreement. The insurance policies providing such coverage shall specifically refer to, and provide insurance coverage for, all of the parties' indemnity obligations under this Agreement.

        (e) The insurance policies and coverages required by this Agreement must not expire for at least one (1) year from the date of issuance and must contain a provision that coverages afforded under the policies will not be canceled or allowed to expire unless the other party has received at least thirty (30) days prior written notice. Insured party is responsible for all deductible payments.

-----------------
* In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.